ANNE MILGRAM
ATTORNEY GENERAL OF NEW JERSEY
Division of Law
Hughes Justice Complex
25 Market Street
P.O. Box 112
Trenton, New Jersey 08625-0112
Attorney for Plaintiffs

By:	James R. Michael Deputy Attorney General Tel.: (609) 984-3105

SUPERIOR COURT OF NEW JERSEY

LAW DIVISION — MIDDLESEX COUNTY

DOCKET NO.: MID-L-8428-08

:
ANNE MILGRAM, Attorney General of the	:
State of New Jersey; DAVID SZUCHMAN,		:
Director of the New Jersey Division of Consumer	:
Affairs, and J. FRANK VESPA-PAPALEO,	:
Director of the New Jersey Division on	:
Civil Rights,	:
Plaintiffs,	: :	Civil Action
	:	FINAL CONSENT JUDGMENT

v. :

:
ARBITRON, INC.,		:
:
	Defendant.	:

:

1. Plaintiffs ANNE MILGRAM, Attorney General of the State of New Jersey (“Attorney General”), DAVID SZUCHMAN, Director of the New Jersey Division of Consumer Affairs, and J. FRANK VESPA-PAPALEO, Director of the New Jersey Division on Civil Rights, (collectively “Plaintiffs”), having filed a Complaint (hereinafter “the Complaint”) and Defendant Arbitron Inc., a Delaware corporation (“Arbitron”), appearing through counsel, stipulate that this Final Consent Judgment (“Consent Judgment”) may be signed and entered by a judge.

2. The Plaintiffs and Defendant (collectively, “Parties”) having consented to the entry of this Consent Judgment for the purposes of settlement only without this Judgment constituting evidence against or any admission by any party and without trial of any issue of fact or law. This Consent Judgment does not constitute any admission of liability or wrongdoing, either express or implied, by Defendant or any other party. Further, this Consent Judgment shall not be competent evidence in any judicial or other proceeding of any liability or wrongdoing by Defendant.

3. The entry of this Consent Judgment has been consented to by Defendant as its own free and voluntary act and with full knowledge and understanding of the nature of the proceedings and the obligations and duties imposed upon them by this Consent Judgment, and it consents to its entry without further notice, and avers that no offer, agreement or inducements of any nature whatsoever have been made to them by the Plaintiffs or their attorneys of any employee of the Office of the Attorney General to procure this Consent Judgment.

4. In the event that the Court shall not enter this Consent Judgment, this proposed Consent Judgment shall be of no force and effect against the Attorney General of New Jersey and the Directors or the Defendant.

5. This Consent Judgment shall bind Defendant, its officers, directors, agents, representatives, parents, affiliates, subsidiaries and employees, and shall be binding on any and all successors and assigns, future purchasers, acquired parties, acquiring parties, successors-in-interest, and its officers, agents, representatives, and employees, directly or indirectly or through any corporation or anyone acting directly or indirectly on their behalf.

6. Subject to paragraph 38 below, Defendant has, by its signature and the signatures of its respective counsel hereto, waived any right to appeal, petition for certiorari, move to reargue or rehear or be heard in connection with entry of this Consent Judgment concerning past conduct addressed in this Consent Judgment.

7. In exchange for the consideration set forth herein, upon execution of this Consent Judgment, the Plaintiffs agree to release Defendant, all of its parent entities, subsidiaries and affiliated entities, and the officers, directors, members, agents servants, employees of each of them, and shareholders from all civil claims, causes of action, suits and demands, of any kind or character for violation of the New Jersey Consumer Fraud Act (“CFA”), N.J.S.A. 56:8-1 et seq., or the New Jersey Law Against Discrimination (“LAD”), N.J.S.A. 10:5-1 et seq., arising prior to the date this Consent Judgment is filed and arising out of or based upon matters addressed in this Consent Judgment and the Plaintiffs’ Complaint.

8. The Court having considered the pleadings and the proposed Consent Judgment executed by the Parties and their attorneys and filed herewith, and good cause appearing,

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that the Consent Judgment may be entered in this matter as follows:

JURISDICTION AND VENUE

9. Pursuant the CFA and LAD, jurisdiction of this Court over the subject matter and over the Defendant for purposes of entering into and enforcing this Consent Judgment is admitted. Jurisdiction is retained by this Court for such further orders and directions as may be necessary or appropriate for the construction and modification of the injunctive provisions herein, or execution of this Consent Judgment, including punishment for any violation of this Consent Judgment. If the Plaintiffs are required to file a petition to enforce any provision of this Consent Judgment against

Defendant, Defendant agrees to pay any courts costs and reasonable attorneys’ fees associated with any successful petition to enforce any provision of this Consent Judgment. Pursuant to N.J.S.A. 56:8-8, venue is proper in this Court, and venue as to all matters between the parties relating hereto or arising out of this Consent Judgment is solely in the Superior Court of New Jersey, Middlesex County.

PART ONE: DEFINITIONS

10. Unless otherwise specified, the following definitions shall apply:

a. “And” and “or” shall be construed conjunctively or disjunctively as necessary to make the meaning inclusive rather than exclusive.

b. “Arbitron” means Arbitron Inc. and all of its executives, officers, directors, managers, representatives, employees and all individuals who act on their behalf.

c. “Order” means this Final Consent Judgment.

d. “Diary system” means Arbitron’s long-standing methodology of collecting journals written by panelists of their daily radio listening habits and utilizing them to create ratings based on an estimate of the number of listeners of radio broadcasts.

e. “Effective Date” means the date this Order is executed by the parties hereto.

f. “Including” means without limitation.

g. “Install” means a household or person who has agreed to participate as part of a sample panel, received PPM equipment to participate, installed PPM in the household and meets all of the reporting requirements.

h. “In Tab” rate means the number, expressed as a percentage, of households or persons supplying usable information for reports or tabulations.

I. “Media Rating Council” and “M.R.C.” mean Media Rating Council, Inc., a trade organization of broadcasters and advertisers that accredits media measurement services.

j. “New York Market” means all geographic areas in and surrounding New York City designated by Arbitron as a market where as of the effective date hereof P.P.M. has been commercialized, including but not limited to the “embedded” market of Middlesex, Somerset, and Union Counties in New Jersey (“Middlesex-Somerset-Union”), as well as the New Jersey counties of Essex, Bergen, Passaic, and Monmouth counties.

k. “Philadelphia Market” means all geographic areas in and surrounding the City of Philadelphia designated by Arbitron as a market where as of the effective date hereof P.P.M. has been commercialized, including but not limited to which includes the New Jersey counties of Burlington, Camden and Gloucester.

l. “Portable People Meter” and “P.P.M.” refer to the device Arbitron utilizes to identify and store information regarding radio broadcasts that panelists are exposed to and to transmit that information to Arbitron.

m. “P.P.M. methodology” refers to the policies, procedures, and practices by which Arbitron recruits individuals to wear the P.P.M. and obtains P.P.M. data from a sample of persons in households within a geographic region.

n. “Recruitment efforts” means procedures used to select, contact and recruit potential P.P.M. panelists.

o. “SPI” is an abbreviation for Sample Performance Indicator and refers to a surrogate measure for response rate in panel based samples.

p. The use of the singular form of any word includes the plural and vice versa.

PART TWO: COMPLIANCE WITH THE LAW

11. Arbitron agrees to comply fully with the New Jersey Consumer Fraud Act, N.J.S.A. 56:8-1 et seq., and the New Jersey Law Against Discrimination (“LAD”), N.J.S.A. 10:5-1 et seq.

PART THREE: INJUNCTIVE RELIEF

12. Arbitron shall commence recruitment of panelists in the New York Market for the P.P.M. using a combination of telephone based and address based methodologies beginning in January 2009. The address based methodology must be utilized in at least 10% of all recruitment efforts by or before July 1, 2009 and in at least 15% of all recruitment efforts by or before July 1, 2010. Further, Arbitron shall ensure that recruitment of racial and ethnic minorities as surveyed is commensurate with the racial and ethnic composition of the geographic area being surveyed, as determined by the most recent, annually updated United States census data.

13. Arbitron shall commence recruitment of panelists in the Philadelphia Market for the P.P.M. using a combination of telephone based and address based methodologies beginning in January 2009. The address based methodology must be utilized in at least 10% of all recruitment efforts by or before July 1, 2009, and in at least 15% of all recruitment efforts by or before December 31, 2010. Further, Arbitron shall ensure that recruitment of racial and ethnic minorities as surveyed is commensurate with the racial and ethnic composition of the geographic area being surveyed, as determined by the most recent, annually updated United States census data.

14. Arbitron shall increase cell phone only (“CPO”) sampling, based on all recruitment efforts, in the New York Market from 7.5% to 10% by or before July 1, 2009, from 10% to 12.5% by or before December 1, 2009 and from 12.5% to 15% by or before July 1, 2010. Within fifteen (15) business days at the end of each quarter, Arbitron shall provide data on the composition of the CPO sample cross-tabulated by race, ethnicity and age to the Attorney General and to subscribing broadcasters of the New York P.P.M. data.

15. Arbitron shall increase cell phone only (“CPO”) sampling, based on all recruitment efforts, in the Philadelphia Market from 7.5% to 10% by or before July 1, 2009, from 10% to 12.5% by or before June 1, 2010 and from 12.5% to 15% by or before December 31, 2010. Within fifteen (15) business days at the end of each quarter, Arbitron shall provide data on the composition of the CPO sample cross-tabulated by race, ethnicity and age to the Attorney General and to subscribing broadcasters of the Philadelphia P.P.M. data.

16. Arbitron must take all reasonable measures, including necessary front-loaded treatments and refusal conversion strategies (incentives), to increase SPI in the New York Market and to ensure a minimum SPI of 15 by or before July 1, 2009; a minimum SPI of 16 by or before October 1, 2009; and a minimum SPI of 17 by or before June 1, 2010, with a target SPI of 20.

17. Arbitron must take all reasonable measures, including necessary front-loaded treatments and refusal conversion strategies (incentives), to increase SPI in the Philadelphia Market and to ensure a minimum SPI of 15 by or before October 1, 2009; a minimum SPI of 16 by or before April 1, 2010; and a minimum SPI of 17 by or before November 30, 2010, with a target SPI of 20.

18. Arbitron must take all reasonable measures, including in-person coaching and compliance incentives, to ensure in-tab rates of at least 75% by or before April 1, 2009 in all demographics in the New York Market as defined by race, ethnicity, age, and gender. The in-tab rates of all sub-categories of race, ethnicity, age and gender cannot fall below 90% of the target rate, excluding sub-categories that are less than 10% of the New York Market on a six (6) month basis beginning April 1, 2009.

19. Arbitron must take all reasonable measures, including in-person coaching and compliance incentives, to ensure in-tab rates for the Philadelphia PPM Market of at least 75% for the overall population (over the age of 6) by or before April 1, 2009. The in-tab rates of all sub-categories of race, ethnicity, age and gender cannot fall below 85% of the target rate, excluding sub-categories that are less than 10% of the Philadelphia Market on a six (6) month basis beginning April 1, 2009.

20. Further, beginning on January 21, 2009, Arbitron shall provide to subscribing broadcasters install and in-tab data by individual zip code for the New York Market and provide racial and ethnic demographic data for each zip code. For the Philadelphia Market Arbitron shall begin providing install and in-tab data by zip code on April 1, 2009. Thereafter, Arbitron shall continue to provide the zip code data fifteen (15) business days after the monthly release of the monthly e-book for the New York Market and the Philadelphia Market.  Arbitron reserves the right to discontinue delivery of a portion or all of the zip code data based on formal, written advice from the MRC, or in the event there is substantial evidence, as determined by the Attorney General, that a person or company is using the zip code data to identify or contact PPM panel members.

21. Arbitron shall create, fund and commence a valid non-response bias study by January 15, 2009, to identify and determine measurable bias, if any, in the PPM methodology utilized in the New York Market. The study shall be completed by July 15, 2009. This study is intended to satisfy Arbitron’s obligations in this regard both hereunder as well as under Arbitron’s separate agreement to settle the case with the New York Attorney General. If the study finds measurable bias, Arbitron shall use all reasonable measures to address the bias within six (6) months. To the extent Arbitron believes in good faith that it cannot cure such bias within six (6) months, it shall notify and confer with the Attorney General.

22. Arbitron shall fund an advertising campaign of at least $25,000 promoting minority radio in major trade journals. This advertising campaign is intended to satisfy Arbitron’s obligations in this regard both hereunder as well as under Arbitron’s separate agreement to settle the case with the New York Attorney General.

23. Arbitron agrees to pay a single lump sum of One Hundred Thousand Dollars ($100,000) to the National Association of Black Owned Broadcasters for a joint radio project between the National Association Black Owned Broadcasters and the Spanish Radio Association to support minority radio. This single payment shall satisfy Arbitron’s obligation in connection with the settlement of this action as well as the action in New York with the New York Attorney General.

24. Effective immediately, Arbitron must include a prominent disclaimer in 14 font bold typeface on all written promotional materials of the PPM on paper or internet advertising on direct links, including e-book, and any sub-links that contain promotional materials, stating that the PPM ratings are based on audience estimates and are the opinion of Arbitron and should not be relied on for precise accuracy or precise representativeness of the demographic or radio market in New York and Philadelphia markets.

25. Arbitron shall prepare and submit reports fifteen (15) days after each quarter in 2009 and 2010 to the Attorney General relating to all metrics outlined in paragraphs 12 through 19. Arbitron shall submit a sworn statement, certifying (1) the current PPM methodology design changes and metrics discussed in paragraphs 12 through 19, (2) whether Arbitron is in compliance with paragraphs 12 through 19, and if not, (3) identify the paragraphs in which Arbitron is non-compliant, and (4) where Arbitron is non-compliant with paragraphs 12 through 19, identify all reasonable measures taken to achieve compliance.

26. Arbitron shall take all reasonable efforts in good faith to obtain and retain accreditation for the New York Market and the Philadelphia Market from the M.R.C. In addition to the rights reserved to the Attorney General set forth herein, if Arbitron has not obtained accreditation from the MRC in either market by December 31, 2009 and has failed to meet any of the minimum standards as set forth in paragraphs 12 through 19 of this Order, the Attorney General reserves the right to rescind the Order and reinstitute litigation against Arbitron for the above-referenced claims.

PART FOUR: MONETARY RELIEF

27. Arbitron agrees to pay a single lump sum in the amount of One Hundred Thirty Thousand ($130,000.) for investigative costs and expenses associated with the Attorney General’s investigation.

28. Payments to the Attorney General are due no later than four (4) weeks after the time of the signing of this Order, and must be in the form of a certified check, bank check, money order, or attorney’s check made payable to “The State of New Jersey” and forwarded to the New Jersey Attorney General’s Office, Attention: James Michael, Deputy Attorney General, 25 Market Street, Trenton, New Jersey 08625-0112.

PART FIVE: JURISDICTION AND OTHER PROVISIONS

29. This Order, when fully executed and performed by Arbitron to a reasonable expectation of the Attorney General, will resolve all claims against Arbitron that were raised in the Complaint filed by the Attorney General in this action. However, nothing in this Order is intended to, nor shall, limit the Attorney General’s investigatory or compliance review powers otherwise provided by law.

30. Notwithstanding any provision of this Order to the contrary, the Attorney General may, in its sole discretion, grant written extensions of time for Arbitron to comply with any provision of this Order.

31. This Order shall become effective upon its execution by all parties and its entry by the Court.

32. The signatories to this Order warrant and represent that they have read and understand this Order, that they are duly authorized to execute this Order, and that they have the authority to take all appropriate action required to be taken pursuant to the Order to effectuate its terms.

33. This Order may be executed in multiple counterparts, each of which shall be deemed a duplicate original.

34. This Order is final and binding on the parties, including all principals, agents, representatives, successors in interest, assigns, and legal representatives thereof. Each party has a duty to so inform any such successor in interest of the terms of this Order. No assignment by any party thereto shall operate to relieve such party of its obligations herewith.

35. All of the terms of this Order are contractual and not merely recitals, and none may be amended or modified except by a writing executed by all parties hereto approved by the Court or with Court approval.

36. This above captioned lawsuit shall be dismissed without prejudice. However, the Court shall retain jurisdiction over the parties and the matter and retain the power to order all applicable equitable remedies to ensure compliance with this Order, including, but not limited to, contempt.

37. This Order supersedes and renders null and void any and all written or oral prior undertakings or agreements between the parties regarding the subject matter hereof.

38. The parties hereby waive and shall not have any right to appeal any of the terms of this Order or in any way challenge the validity of any of the terms of this Order in any forum. Further, Arbitron hereby agrees to withdraw without prejudice any and all pending legal claims filed in any New Jersey trial court, whether state or federal, involving the Attorney General relating to the marketing or commercialization of the PPM or the PPM methodology, or the Attorney General’s jurisdiction to investigate and litigate claims relating to the PPM.

39. If any provisions, terms, or clauses in this Order are declared illegal, unenforceable, or ineffective in a legal forum, those provisions, terms, and clauses shall be deemed severable, such that all other provisions, terms, and clauses of this Order shall remain valid and binding on the parties.

40. The parties may seek to enforce this Order by motion before the Court to the full extent of the law; however, in the event of a dispute among the parties regarding any issue arising hereunder, the parties shall attempt in good faith to resolve the dispute before seeking the Court’s intervention.

41. Failure to comply with any provision of this Order shall be considered a violation of this Consent Order. Upon such a violation, the Attorney General may take any and all steps available to enforce this Consent Order, including seeking an order of contempt. Upon application by the Attorney General showing Arbitron has failed to pay penalties and costs pursuant to paragraphs herein, the Court shall also enter a money judgment in the amount of the unpaid balance, plus interest at the rate of nine (9) percent per annum from the date of violation or nonpayment, against Arbitron, and the Attorney General shall have execution thereof.

42. In any application by the Attorney General pursuant to paragraph 41 above, the Attorney General may request an allowance for costs.

43. Failure by any party to seek enforcement of this order pursuant to its terms with respect to any instance or provision shall not be construed as a waiver to such enforcement with regard to other instances or provisions.

44. All communications and notices regarding this Order shall be sent by first class mail and facsimile, if twenty-five (25) pages or less in length, to:

Arbitron Inc.
Chief Legal Officer
Arbitron Inc.
9705 Patuxent Woods Drive
Office of the Attorney General	Columbia, Maryland 21046-1572
—	Tel. (410) 312-8043
James R. Michael	Fax (410) 312-8613
Deputy Attorney General	Alfred Fabricant
Division of Law	Dickstein Shapiro LLP
25 Market Street	1177 Avenue of the Americas
P.O. Box 112	New York, NY 10036-2714
Trenton, NJ 08625-0112	Tel. (212) 277-6621
Attorney for Plaintiffs	Fax (212) 277-6510
—	Attorneys for Arbitron

IT IS ON THIS            DAY OF      , 2009 SO ORDERED, ADJUDGED AND DECREED.

HON. EDWARD J. RYAN, J.S.C.

Jointly Approved and Submitted for Entry:

ANNE MILGRAM Attorney General of the State of New Jersey 25 Market Street Trenton, NJ 08625-0112 By: /s/ James R. Michael

James R. Michael Deputy Attorney General Dated: January 7, 2009

ARBITRON INC.
142 West 57th Street
New York, NY 10019-3300

By: /s/ Timothy T. Smith
Timothy T. Smith
Executive Vice President
& Chief Legal Officer

Dated: January 7, 2009